Dreyfus Premier California Municipal
      Bond Fund

      ANNUAL REPORT January 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Proxy Results

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                 Dreyfus Premier California Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier California Municipal Bond Fund, covering the 12-month period from February 1, 2002 through January 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

In stark contrast to the stock market's overall dismal performance, tax-exempt bonds generally performed well during the reporting period. In an environment marked by allegations of corporate scandal, slow economic growth and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand generally drove prices of highly rated municipal bonds higher.

Can municipal bonds continue to produce attractive total returns? No one can know for sure. With the fiscal condition of many states and municipalities under pressure, we believe that security selection will be a key factor, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 14, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Premier California Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended January 31, 2003, the fund achieved a total return of 5.83% for Class A shares, 5.30% for Class B shares and 5.03% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 7.46% for the same period.(2) In addition, the average total return for all funds reported in the fund's peer group, the Lipper California Municipal Debt Funds category, was 5.38%.(3) Because there are no broad-based indices reflective of the performance of bonds issued by a single state, we have provided the fund's Lipper category average return for comparison.

California's municipal bond market was primarily influenced by a shortfall in tax revenues, which led to a higher level of bond issuance during the reporting period. With a record supply of bonds competing for investor interest, prices of California bonds did not rise as much as bonds from many other states. The fund produced lower returns than its Lipper category average, primarily because our relatively conservative investment posture limited its participation in market rallies.

What is the fund's investment approach?

  The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about eight years, which is consistent with the fund's peer group.

What other factors influenced the fund's performance?

The reporting period was difficult for California's bond market. Because the U.S. economy grew only modestly, the state and its municipalities received fewer revenues from income taxes, sales taxes and capital gains taxes than they had projected. Faced with a budget deficit estimated at more than $34 billion, the state attempted to bridge some of the gap by issuing municipal bonds. At the same time, several of the major, independent rating services downgraded California's credit rating to the single-A range, effectively increasing the state's borrowing costs and reducing existing bond prices.

The credit-rating downgrade and surge in the supply of newly issued bonds also caused heightened market volatility. Because of the state's relatively high tax rates, California bonds historically have tended to trade at higher prices than bonds of other states. By the end of the reporting period, however, California bonds traded at a slight discount to bonds from other states, as the surge in new issuance put downward pressure on prices. As a result, California's bonds generally produced lower total returns than bonds from other states.

The effects of California's budget problems might have been more severe had it not been for generally favorable market conditions on the national level. The Federal Reserve Board's attempts to stimulate renewed economic growth included lower interest rates, which drove bond yields lower. Because bond prices generally move in the opposite direction of yields, falling interest rates generally led to higher bond prices. The historically low interest-rate environment helped to minimize downward pressures on bond prices, contributing positively to the fund's total return during the reporting period.

What is the fund's current strategy?

We have continued to maintain a relatively conservative investment posture. As market volatility increased, we attempted to diversify the fund's holdings away from state debt into securities from local issuers we considered fiscally sound, including counties and essential-services facilities, such as revenue-producing water and sewer plants. However, we are aware that proposed cuts in state aid could affect some localities adversely, and we are prepared to alter our strategy accordingly.

In addition, we have eliminated the fund's remaining holdings of bonds issued on behalf of airlines, which had been hurt by the lingering effects of September
11. Finally, we have maintained the fund's weighted average maturity at points that we consider in line with or modestly shorter than that of the fund's peer group, a relatively defensive strategy designed to give us the flexibility we need to capture higher yields as they become available.

February 14, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH JANUARY 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier California Municipal Bond Fund Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND ON 1/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 1/31/03


                                                    Inception                                                        From
                                                      Date           1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                      1.03%           3.23%          5.08%

WITHOUT SALES CHARGE                                                  5.83%           4.18%          5.57%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                               1.30%           3.31%          5.23%

WITHOUT REDEMPTION                                                    5.30%           3.64%          5.23%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))           6/2/95           4.03%           3.43%           --             4.36%
WITHOUT REDEMPTION                                   6/2/95           5.03%           3.43%           --             4.36%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

January 31, 2003


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.1%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--90.3%

Abag Finance Authority for Nonprofit Corporations, Revenue:

  Multi Family Housing

      (Central Park Apartments) 5.50%, 7/1/2019                                               1,010,000                1,039,037

   (Sansum-Santa Barbara Medical) 5.50%, 4/1/2021                                             1,500,000                1,540,620

Alameda County, COP 9.49%, 12/1/2013 (Insured; MBIA)                                          5,000,000  (a,b)         6,124,200

State of California:

   6.125%, 10/1/2011 (Insured; FGIC)                                                          2,875,000                3,394,742

   9.198%, 10/1/2013                                                                          5,000,000  (a,b)         6,064,300

California Department Water Resources,
   Power Supply Revenue

   5.375%, 5/1/2018 (Insured; AMBAC)                                                          2,500,000                2,681,050

California Educational Facilities Authority Revenue:

   (Santa Clara University) 5.25%, 9/1/2026                                                   4,660,000                4,930,140

   (California Institute of Technology) 5%, 10/1/2032                                         2,500,000                2,515,200

California Health Facilities Financing Authority, Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             5,210,000                5,533,749

California Housing Finance Agency,
   Home Mortgage Revenue

   6.15%, 8/1/2016                                                                            3,000,000                3,121,740

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 2/28/2008                                             2,000,000                2,037,540

California Statewide Communities Development Authority,

  COP (Motion Picture and TV Fund)

   6.45%, 1/1/2022 (Insured; AMBAC)                                                           2,500,000                2,655,600

Capistrano Unified School District (Unified School
   Facilities Improvement District Number 1)

   6%, 8/1/2024 (Insured; FGIC)                                                               2,075,000                2,353,424

Central California Joint Powers Health Financing Authority,

  COP (Community Hospitals of Central California):

      6%, 2/1/2030                                                                            2,000,000                2,031,240

      5.75%, 2/1/2031                                                                         3,500,000                3,478,300

Contra Costa County Water District, Water Revenue

   6%, 10/1/2011 (Insured; MBIA)
   (Prerefunded 10/1/2004)                                                                    1,475,000  (c)           1,623,105

Cucamonga County Water District, COP

   5.25%, 9/1/2025 (Insured; FGIC)                                                            4,550,000                4,693,280

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                            3,500,000                3,233,720

Elsinore Valley Municipal Water District, COP

   5.375%, 7/1/2018 (Insured; FGIC)                                                           1,660,000                1,850,601

Escondido Improvement Board 5.70%, 9/2/2026                                                     975,000                  979,319


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Fullerton California Community Facilities District No. 1,

   Special Tax (Amerige Heights) 6.10%, 9/1/2002                                              1,000,000                1,020,510

Golden State Tobacco Securitization Corporation

   (California Tobacco Settlement Revenue)
   6.75%, 6/1/2039                                                                            3,000,000                2,926,320

High Desert Memorial Health Care District, Revenue

   5.40%, 10/1/2011                                                                           2,500,000                2,365,625

Madera County, COP (Valley Children's Hospital)

   6.50%, 3/15/2009 (Insured; MBIA)                                                           3,370,000                4,014,074

Murrieta Unified School District

   Zero Coupon, 9/1/2021 (Insured; FGIC)                                                      4,950,000                1,877,634

Natamos Unified School District

   5.95%, 9/1/2021 (Insured; MBIA)                                                            2,500,000                2,909,875

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project No. 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                            6,000,000                7,306,260

Orange County Community Facilities, District Special Tax

   (Ladera Ranch) 6%, 8/15/2032                                                               1,000,000                1,006,930

Riverside County, SFMR 7.80%, 5/1/2021                                                        1,250,000                1,694,013

Sacramento County Sanitation District Financing

   Authority, Revenue
   5.50%, 12/1/2017 (Insured; AMBAC)                                                          2,530,000                2,885,693

San Diego County, COP (Burnham Institute)

   6.25%, 9/1/2029                                                                            2,800,000                2,920,708

San Diego Unified School District

   Zero Coupon 7/1/2017 (Insured; FGIC)                                                       2,325,000                1,149,689

San Francisco City and County, COP (Bruno Jail #3)

   5.25%, 10/1/2021 (Insured; AMBAC)                                                          2,985,000                3,104,072

San Mateo County Transportation District,
   Sales Tax Revenue

   5%, 6/1/2019 (Insured; FSA)                                                                5,555,000                5,743,926

Santa Maria Joint United High School District

   5.25%, 8/1/2025 (Insured; FSA)                                                             1,430,000                1,506,619

Santa Monica-Malibu Unified School District

   5.25%, 8/1/2018                                                                            3,725,000                4,129,088

Ventura County Community College District

   5.5%, 8/1/2023 (Insured; MBIA)                                                             2,000,000                2,135,680

West Covina Redevelopment Agency,
   Community Facilities

   District Special Tax 6%, 9/1/2022                                                          3,000,000                3,439,080

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--8.8%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         4,750,000                5,439,130

Puerto Rico Commonwealth Infrastructure Financing

   Authority 5.50%, 10/1/2032                                                                 1,525,000                1,633,916

Virgin Islands Public Finance Authority, Revenue

   7.30%, 10/1/2018                                                                           3,100,000                4,051,142
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $117,050,216)                                                             99.1%              125,140,891

CASH AND RECEIVABLES (NET)                                                                          .9%                1,115,357

NET ASSETS                                                                                       100.0%              126,256,248




Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                    Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                    Company

FSA                 Financial Security Assurance

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

PCR                 Pollution Control Revenue

SFMR                Single Family Mortgage Revenue


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              63.9

AA                               Aa                              AA                                               10.4

A                                A                               A                                                12.0

BBB                              Baa                             BBB                                               5.3

BB                               Ba                              BB                                                 .2

B                                B                               B                                                  .9

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     7.3

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT JANUARY 31,
     2003, THESE SECURITIES AMOUNTED TO $12,188,500 OR 9.7% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           117,050,216  125,140,891

Interest receivable                                                   2,000,149

Receivable for shares of Beneficial Interest subscribed                 718,031

Prepaid expenses                                                          5,890

                                                                    127,864,961
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            94,186

Cash overdraft due to Custodian                                       1,262,362

Payable for shares of Beneficial Interest redeemed                      208,500

Accrued expenses                                                         43,665

                                                                      1,608,713
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      126,256,248
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     124,072,386

Accumulated net realized gain (loss) on investments                 (5,906,813)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,090,675
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      126,256,248

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B               Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            107,259,177             16,410,291             2,586,780

Shares Outstanding                                                          8,677,989              1,327,574               208,484
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.36                  12.36                 12.41


SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended January 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,962,689

EXPENSES:

Management fee--Note 3(a)                                              707,990

Shareholder servicing costs--Note 3(c)                                 387,513

Distribution fees--Note 3(b)                                            89,215

Professional fees                                                       41,966

Registration fees                                                       25,573

Prospectus and shareholders' reports                                    24,795

Custodian fees                                                          18,207

Trustees' fees and expenses--Note 3(d)                                   6,715

Loan commitment fees--Note 2                                             1,737

Miscellaneous                                                           10,223

TOTAL EXPENSES                                                       1,313,934

Less--reduction in management fee due to
  undertaking--Note 3(a)                                                (3,979)

NET EXPENSES                                                         1,309,955

INVESTMENT INCOME--NET                                               5,652,734
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,003,665)

Net unrealized appreciation (depreciation) on investments            3,476,480

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,472,815

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,125,549

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended January 31,
                                             -----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,652,734            5,772,100

Net realized gain (loss) on investments        (2,003,665)            (503,873)

Net unrealized appreciation (depreciation)
   on investments                               3,476,480              (65,605)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,125,549            5,202,622
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,988,713)          (5,180,640)

Class B shares                                   (578,305)            (516,405)

Class C shares                                    (76,523)             (60,727)

TOTAL DIVIDENDS                                (5,643,541)          (5,757,772)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 22,566,917           20,218,860

Class B shares                                  6,646,919            5,460,273

Class C shares                                  1,517,578              303,927

Dividends reinvested:

Class A shares                                  2,515,079            2,628,806

Class B shares                                    298,802              239,280

Class C shares                                     15,074               20,899

Cost of shares redeemed:

Class A shares                                (34,452,369)         (26,174,921)

Class B shares                                 (3,993,253)          (4,514,044)

Class C shares                                   (367,724)            (459,903)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (5,252,977)          (2,276,823)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,770,969)          (2,831,973)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           130,027,217          132,859,190

END OF PERIOD                                 126,256,248          130,027,217

Undistributed investment income--net                   --               19,807

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended January 31,
                                             -----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,831,958            1,645,296

Shares issued for dividends reinvested            203,821              214,464

Shares redeemed                                (2,797,666)          (2,132,118)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (761,887)            (272,358)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       536,882              444,087

Shares issued for dividends reinvested             24,174               19,508

Shares redeemed                                  (324,080)            (364,824)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     236,976               98,771
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       121,006               24,818

Shares issued for dividends reinvested              1,214                1,697

Shares redeemed                                   (29,055)             (37,724)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      93,165              (11,209)

(A) DURING THE PERIOD ENDED JANUARY 31, 2003, 76,166 CLASS B SHARES REPRESENTING $940,032 WERE AUTOMATICALLY CONVERTED TO 76,166 CLASS A SHARES AND DURING THE PERIOD ENDED JANUARY 31, 2002, 187,240 CLASS B SHARES REPRESENTING $2,312,084 WERE AUTOMATICALLY CONVERTED TO 187,275 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                    Year Ended January 31,
                                                                         -----------------------------------------------------------
CLASS A SHARES                                                   2003        2002(a)     2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.21       12.27       11.13          12.78         13.00

Investment Operations:

Investment income--net                                            .55(b)      .54(b)      .55            .54           .56

Net realized and unrealized
   gain (loss) on investments                                     .15        (.06)       1.14          (1.59)          .12

Total from Investment Operations                                  .70         .48        1.69          (1.05)          .68

Distributions:

Dividends from investment income--net                            (.55)       (.54)       (.55)          (.54)         (.56)

Dividends from net realized
   gain on investments                                             --          --          --           (.06)         (.34)

Total Distributions                                              (.55)       (.54)       (.55)          (.60)         (.90)

Net asset value, end of period                                  12.36       12.21       12.27          11.13         12.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.83        4.00       15.54          (8.42)         5.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95         .93         .95            .95           .94

Ratio of net investment income
   to average net assets                                         4.47        4.43        4.71           4.47          4.36

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                  .   00(d)      .00(d)      .01             --           --

Portfolio Turnover Rate                                         19.30       33.88       12.58          54.74        101.36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         107,259     115,294     119,130        115,926       144,855

(A)  AS  REQUIRED,  EFFECTIVE  FEBRUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     JANUARY  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE   NET   ASSETS   FROM   4.42%  TO  4.43%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO  FEBRUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                    Year Ended January 31,
                                                                         -----------------------------------------------------------
CLASS B SHARES                                                   2003        2002(a)     2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period                            12.21       12.27       11.14          12.79          13.01

Investment Operations:

Investment income--net                                            .48(b)      .48(b)      .49            .47            .50

Net realized and unrealized
   gain (loss) on investments                                     .16          (.06)     1.13          (1.59)           .12

Total from Investment Operations                                  .64           .42      1.62          (1.12)           .62

Distributions:

Dividends from investment income--net                            (.49)         (.48)     (.49)          (.47)          (.50)

Dividends from net realized
   gain on investments                                             --            --        --           (.06)          (.34)

Total Distributions                                              (.49)          (.48)    (.49)          (.53)          (.84)

Net asset value, end of period                                  12.36          12.21    12.27          11.14          12.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.30           3.48    14.86          (8.89)          4.86
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.45           1.43     1.45           1.46          1.45

Ratio of net investment income
   to average net assets                                         3.94           3.90     4.21           3.92          3.85

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .00(d)         .00(d)   .02             --           --

Portfolio Turnover Rate                                         19.30          33.88    12.58          54.74        101.36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          16,410  13,320  12,171        13,518        23,810

(A)  AS  REQUIRED,  EFFECTIVE  FEBRUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     JANUARY  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE   NET   ASSETS   FROM   3.89%  TO  3.90%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO  FEBRUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                    Year Ended January 31,
                                                                         -----------------------------------------------------------
CLASS C SHARES                                                   2003        2002(a)     2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                            12.26       12.31       11.17          12.82          13.04

Investment Operations:

Investment income--net                                            .46(b)      .46(b)      .47            .45            .47

Net realized and unrealized
   gain (loss) on investments                                     .15        (.06)       1.14          (1.59)           .12

Total from Investment Operations                                  .61         .40        1.61          (1.14)           .59

Distributions:

Dividends from investment income--net                            (.46)         (.45)     (.47)          (.45)          (.47)

Dividends from net realized
   gain on investments                                             --            --        --           (.06)          (.34)

Total Distributions                                             (.46)          (.45)     (.47)          (.51)          (.81)

Net asset value, end of period                                  12.41         12.26     12.31          11.17          12.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.03          3.32     14.64          (9.07)          4.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70          1.67      1.69           1.70          1.67

Ratio of net investment income
   to average net assets                                         3.67          3.68      3.95           3.73          3.68

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .00(d)        .00(d     .02             --            --

Portfolio Turnover Rate                                         19.30         33.88     12.58          54.74        101.36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           2,587         1,414     1,558          1,169         1,236

(A)  AS  REQUIRED,  EFFECTIVE  FEBRUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     JANUARY  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE   NET   ASSETS   FROM   3.67%  TO  3.68%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO  FEBRUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier California Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The fund's investment objective is to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At January 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $3,776,336 and unrealized appreciation $8,099,226. In addition, the fund had $2,189,592 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to January 31, 2003. If not applied, $699,453 of the carryover expires in fiscal 2008, $2,576,033 expires in fiscal 2009 and $500,850 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended January 31, 2003 and January 31, 2002, respectively, were as follows: tax exempt income $5,643,541 and $5,757,772.

During the period ended January 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $29,000, decreased net realized gain (loss) on investments by $20,560 and increased paid-in capital by $49,560. Net assets were not affected by this reclassification

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from February 1, 2002 through January 31, 2004, to reduce the management fee paid by the fund to the extent that, if the fund's aggregate annual expenses, exclusive of Rule 12b-1 Distribution Plan fees, taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of ..97 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $3,979 during the period ended January 31, 2003.

During the period ended January 31, 2003, the Distributor retained $7,924 from commissions earned on sales of the fund's Class A shares, and $52,223 and $754 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended January 31, 2003, Class B and Class C shares were charged $73,541 and $15,674, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2003, Class A, Class B and Class C shares were charged $279,818, $36,770 and $5,225, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2003, the fund was charged $48,352 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 2003, amounted to $24,455,411 and $28,032,715, respectively.

At January 31, 2003, the cost of investments for federal income tax purposes was $117,041,665; accordingly, accumulated net unrealized appreciation on investments was $8,099,226, consisting of $8,412,256 gross unrealized appreciation and $313,030 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees  Dreyfus Premier California Municipal Bond
Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier California Municipal Bond Fund, including the statement of investments, as of January 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier California Municipal Bond Fund at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

March 7, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2003 as "exempt interest dividends" (not subject to regular federal and, for Individuals who are California residents, California personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends and capital gains distributions paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:




                                                                                    Shares
                                                             -----------------------------------------------------------------------

                                                                           For      Against       Abstained
                                                             -----------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   resctrictions to expand investment in
   other investment companies.                                       4,955,284      381,767         290,516



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

*    Chairman of the Board of Moody's Corporation (October 2000-Present)

*    Chairman of the Board and Chief Executive  Officer (October  1999-September
     2000) and Director (February 1993-September 1999)of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

*    Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Peggy C. Davis (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (70)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

*    Instructor, The New York Psychoanalytic Institute (1981-present)

*    Associate  Clinical  Professor  of  Psychiatry  at Cornell  Medical  School
     (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

Nathan Leventhal (60)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of the Avery-Fisher Artist Program (November 1997-Present)

*    President  of  Lincoln  Center  for  the  Performing   Arts,   Inc.  (March
     1984-December 2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 57 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 198 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                  For More Information

                        Dreyfus Premier California Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  023AR0103